Dear Shareholder:

The Victory Portfolios Prospectus is being revised to reflect an update to the Principal Risks section of the Financial Reserves Fund.

The Victory Portfolios

Prime Obligations Fund

Financial Reserves Fund

Government Reserves Fund

Tax-Free Money Market Fund

Ohio Municipal Money Market Fund

Supplement dated March 17, 2008

to the Prospectus dated March 1, 2008

1.               On Page 8, under the heading “Principal Risks,” insert the following language as the last paragraph.

The volatility of the credit markets experienced in recent period may negatively affect the value and liquidity of the high-quality securities of certain issuers, including special investment vehicles, that the Fund may hold.  The Adviser continuously monitors the Fund’s portfolio for the affects of volatility.

Please insert this supplement in the front of your prospectus.  If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

VF-MMMF-SUPP1